                                                                    Exhibit 10.7

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.


                          SIZZLER INTERNATIONAL, INC.

                                    WARRANT
                                    -------

     FOR VALUE RECEIVED, on and after the date of this Warrant, and subject to the terms and conditions herein, FFPE Holding Company, Inc., a Delaware corporation (the "Holder"), is entitled to purchase from Sizzler International,
                  ------
Inc., a Delaware corporation (the "Company"), at any time before 5:00 p.m.
                                   -------
California time on ____________, 2005 (the "Expiration Date"), at the Exercise
                                            ---------------
Price (as defined in Section 1(e), below), _______________ (____________) shares of fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Company, subject to adjustment as set forth in Section 3, below. This Warrant is one of the _____ Warrants (collectively, the "Warrants") being
                                                              --------
issued to the Holder, on the terms and subject to the conditions of the LLC Membership Interest Agreement dated _______, 2000, by and among the Company, the Holder, S&C Company, Inc., the shareholders and certain principals of S&C Company, Inc. and FFPE, LLC.

     1.   Definitions. As used in this Warrant, the following terms shall have
          -----------
the definitions given to them below:

          (a)  "Change of Control Event" means any of the following: (A) the
                -----------------------
Company enters into an agreement to merge or consolidate, or otherwise reorganize, with or into one or more persons other than an affiliate, as a result of which the outstanding voting securities of the Company immediately prior to such merger or consolidation are, or are to be, converted (1) solely into cash or non-voting securities of the surviving or resulting person, or (2) at least in part into voting securities of the surviving or resulting person, but such voting securities will represent less than 50% of the outstanding voting securities of the surviving or resulting person; (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a person that is not an affiliate; or (C) a person that was not a holder of voting securities of the Company (or an affiliate thereof) as of the date hereof acquires directly or indirectly 50% or more of the Company's outstanding voting securities.

          (b)  "Company": Sizzler International, Inc., a Delaware corporation.
                -------

          (c)  "Common Stock": Common Stock, $0.01 par value per share, of the
                ------------
Company.

          (d)  "Current Market Price" shall mean as of any specified date the
                --------------------
average of the daily market prices of the Common Stock of the Company over the twenty (20) consecutive trading days immediately preceding such date. The "daily market price" for each such trading day shall be (i) the closing price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading or on NASDAQ as applicable, (ii) if no sale takes place on such day on any such exchange or system, the average of the closing bid and asked prices on such day as officially quoted on any such exchange or system, (iii) if such Common Stock is not then listed or admitted to trading on any stock exchange or system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by NASDAQ or the National Quotation Bureau, (iv) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the City of Los Angeles, the State of California, customarily published on each business day, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported, and (v) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Price of the security shall be determined in accordance with Section 1(f) below as if the Company did not have a class of equity securities which are publicly traded.

          (e)  "Exercise Price":  Four Dollars ($4.00), subject to adjustment
                --------------
pursuant to Section 3, below.

          (f)  "Fair Value" per share of Common Stock as of any specified date
                ----------
shall mean (i) if the Common Stock is publicly traded on such date, the Current Market Price per share, or (ii) if the Common Stock is not publicly traded on such date, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, provided however, that if the Board of Directors of the Company is unable to determine the fair market value per share of Common Stock (the "Valuation"), or if the holders of the Warrants representing at least fifty-one
 ---------
percent (51%) of the shares of Warrant Stock which are then subject to exercise under the Warrants (collectively, the "Requesting Holders") disagree with the
                                       ------------------
Board's determination of any Valuation by written notice delivered to the Company within five (5) business days after the determination thereof by the Board of Directors of the Company is communicated to Holder and the holders of the other Warrants then outstanding, which notice specifies a majority-in-interest of the Requesting Holders' determination of such Valuation, then, unless the Company accepts the Valuation so proposed and the Company and a majority-in-interest of the Requesting Holders agree upon a valuation within five (5) business days thereafter, the Company and (in the event of a disagreement by the Requesting Holders) a majority-in-interest of the Requesting Holders shall select a mutually acceptable investment banking firm of national reputation which has not had a material relationship with the Company or any officer of the Company within the preceding two (2) years, which shall determine such Valuation. Such investment banking firm's determination of such Valuation shall be final, binding and conclusive on the Company, the Holder and the holders of all of the other Warrants then outstanding, to the extent of the issuance or distribution to which such Valuation applies. If the Board of Directors of the Company was unable to determine such Valuation, all costs and fees of such investment banking firm shall be borne by the Company. If the Requesting Holders initially disagreed with the Board's determination of such Valuation, the party whose determination of such Valuation differed from the Valuation determined by such investment banking firm by the greatest amount shall bear all costs and fees of such investment banking firm.

     (g)  "Holder": FFPE Holding Company, Inc., a Delaware corporation, and
           ------
its permitted transferees and assigns.

     (h)  "Warrant Stock": Shares of Common Stock or other securities
           -------------
purchasable upon exercise of this Warrant.

2.   Exercisability. Subject to the accelerated exercisability provisions
     --------------
set forth in this Section, this Warrant shall only become exercisable as follows:


Date on Which Installment               Number of Shares
---------------------------             ----------------
  Becomes Exercisable             of Warrant Stock in Installment
  -------------------             -------------------------------

      ______, 2000                                 250,000

      ______, 2001                                 250,000

      ______, 2002                                 250,000

      ______, 2003                                 250,000

      ______, 2004                                 250,000


These installments shall be cumulative, so that this Warrant may be exercised as to any or all of the shares of Warrant Stock covered by an installment at any time or times after the installment becomes exercisable and prior to the termination of this Warrant.

Notwithstanding the foregoing, immediately prior to the consummation of a Change of Control Event, all of the shares of Warrant Stock subject to this Warrant shall become fully exercisable.

3.   Adjustment of Exercise Price and Number of Shares. The number of shares of
     -------------------------------------------------
Warrant Stock issuable upon the exercise hereof and the Exercise Price shall be subject to adjustment from time to time, and the Company agrees to provide notice to the Holder upon the occurrence of certain events, as follows:

     (a)  Reclassification, etc. If the Company at any time, by subdivision,
          ---------------------
combination or reclassification of securities or otherwise, changes any of the securities to which purchase rights under this Warrant exist into the same or a different number or type of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If shares of the Common Stock are split, subdivided, recapitalized, reclassified or combined into a greater or smaller number of shares, the Exercise Price shall be proportionately reduced (in the case of actions resulting in a greater number of outstanding shares) or proportionately increased (in the case of actions resulting in a smaller number of outstanding shares), in both cases by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

     (b)  Merger, Sale of Assets, etc. In the event of any (i) consolidation or
          ---------------------------
merger (including a merger in which the Company is the surviving entity) or (ii) sale or other disposition of all or substantially all of the Company's assets or distribution of property to stockholders (other than distributions payable out of earnings or retained earnings), then the Company shall take all necessary actions (including but not limited to executing and delivering to the Holder an additional Warrant or other instrument, in form and substance satisfactory to the Holder) to ensure that the Holder shall thereafter have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation, merger, sale or other disposition, reclassification, change or conversion by a holder of the number of shares of Common Stock then purchasable under this Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, changes and conversions.

     (c)  Adjustment for Dividends in Stock. If, at any time or from time to
          ---------------------------------
time on or after the date hereof, the holders of all of the shares of outstanding Common Stock receive, or become entitled to receive, without payment therefor, other or additional securities of the Company by way of dividend, other than dividends or other distributions payable in cash, then and in each case, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities of the Company which the Holder would hold on the date of such exercise had it been the holder of record of such Warrant Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 3.

     (d)  Authorizations and Exemptions. Before taking any action which would
          -----------------------------
result in an adjustment in the number of shares of Common Stock or the kind of securities for which this Warrant is exercisable or in the current Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

4.   Certificate of Adjustment. Whenever the Exercise Price or number or
     -------------------------
type of securities
issuable upon exercise of this Warrant is adjusted, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting for the nature of such adjustment and a brief statement of the facts requiring such adjustment.

5.   No Shareholder Rights. This Warrant, by itself, as distinguished from any
     ---------------------
shares purchased hereunder, shall not entitle the Holder to any of the rights of a stockholder of the Company.

6.   Reservation of Stock. All Warrant Stock that may be issued upon the
     --------------------
exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be duly and validly issued, fully paid and nonassessable. The Company shall pay all transfer taxes, if any, attributable to the issuance of the Warrant Stock upon the exercise of this Warrant. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant, as the same may be adjusted as provided herein.

7.   Exercise of Warrant.
     -------------------

     (a)  Exercise; Delivery of Certificates. This Warrant may be exercised by
          ----------------------------------
delivering the payment of the Exercise Price for the number of shares of Warrant Stock being purchased and concurrently surrendering to the Company at its principal office or at such other location as the Company may advise the Holder in writing (the "Designated Office"), this Warrant with the Form of Exercise
                 -----------------
Subscription attached hereto as Attachment 1 duly completed and signed. This Warrant may be exercised, at the option of the Holder, at any time and from time to time during the Exercise Period, for all or any part of the vested shares of Warrant Stock. The shares of Warrant Stock purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made therefor. Certificates for shares of Common Stock so purchased shall be delivered to the Holder within five business days after this Warrant has been exercised, and, in case of a purchase of less than all of the Warrant Shares purchasable upon exercise of this Warrant, the Company shall cancel this Warrant and, within five business days, shall execute and deliver to the Holder a new Warrant of like tenor for the balance of the Warrant Shares. Each stock certificate so delivered shall be registered in the name of the Holder or such other name as shall be designated by the Holder.

     (b)  Payment of Exercise Price; Cashless Exercise. Payment of the
          --------------------------------------------
Exercise Price may be made, at the option of the Holder (i) by certified or official bank check, (ii) by wire transfer, (iii) by instructing the Company to withhold and cancel a number of shares of Warrant Stock then issuable upon exercise of this Warrant with respect to which the excess of the Fair Value over the Exercise Price for such canceled shares of Warrant Stock is at least equal to the Exercise Price for the shares of Warrant Stock being purchased (a "Cashless Exercise"), (iv) by surrender to the Company of shares of Common Stock
 -----------------
previously acquired by the Holder with a Fair Value at least equal to the Exercise Price for the shares of Warrant Stock being purchased, or (v) by any combination of the foregoing.

     (c)  Automatic Exercise. In the event that any portion of this Warrant
          ------------------
remains unexercised at the Expiration Date and the Fair Value (determined in accordance with Section 1(f) above) of one share of Common Stock at the Expiration Date is greater than the applicable Exercise Price at the Expiration Date, then this Warrant shall be deemed to have been exercised automatically immediately prior to the close of business on the Expiration Date (or, in the event that the Expiration Date is not a business day, the immediately preceding business day) (the "Automatic Exercise Date"), and the Holder shall be treated
                    -----------------------
for all purposes as the holder of record of such shares of Warrant Stock as of the close of business on such Automatic Exercise Date. This Warrant shall be deemed to be surrendered to the Company on the Automatic Exercise Date by virtue of this Section 7(c) and without any action by the Holder or any other person, and payment to the Company of the then applicable Exercise Price multiplied by the number of shares of Warrant Stock then being purchased shall be deemed to be made by Cashless Exercise pursuant to the terms of Section 7(b)(iii), above (without payment by the Holder of any cash or other consideration). As promptly as practicable on or after the Automatic Exercise Date and in any event within ten (10) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Warrant Stock issuable upon such exercise.

     (d)  No Fractional Shares. The Company shall not be required to issue
          --------------------
fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this paragraph, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Fair Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

8.   Transfer. This Warrant and the Warrant Stock may be transferred or assigned
     --------
by the Holder, in whole or in part, to any person subject, however, to the Holder's prior compliance with Section 11(c) below, without the prior written consent of the Company. Each permitted transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with an Assignment in the form attached as Attachment 2 hereto duly filled in and signed. Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such Assignment, and shall issue to the assignor a new Warrant evidencing the portion, if any, of this Warrant not so assigned, and this Warrant shall promptly be canceled.

9.   Termination. This Warrant shall terminate at 5:00 p.m. California time on
     -----------
_____________________, 2005.

10.  Representations of Company. The Company represents and warrants to the
     --------------------------
Holder as follows:

     (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

     (b) The shares of Warrant Stock have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

     (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the certificate of incorporation of the Company, as amended to the date of this Warrant (as so amended, the "Charter"), a true and complete copy of which has
                             -------
been delivered to the Holder;

     (d) The execution and delivery of this Warrant are not, and the issuance of the shares of Warrant Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Charter or by-laws of the Company, do not and will not contravene, in any material respect, any governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

11.  Representations of the Holder.
     -----------------------------

     (a) The shares of Warrant Stock to be received by the Holder upon the exercise of the Warrant (the "Securities") will be acquired for investment for
                              ----------
its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. The Holder further represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of this Warrant.

     (b) The Holder understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on
                              ---
the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the Holder's representations set forth herein.

     (c) Subject to the right of the Holder to have the Securities acquired upon exercise of the Warrant registered pursuant to the Warrant Registration Rights Agreement of even date herewith between the Company and the Holder, the Holder agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) that the proposed transfer will not violate any of said laws.

     (d) The Holder acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The Holder represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

     (e) The Holder acknowledges that the shares of Warrant Stock issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

12.  Lost Warrants or Stock Certificates. The Company covenants to the Holder
     -----------------------------------
that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

13.  Survival of Representations, Warranties and Agreements. Each of the
     ------------------------------------------------------
representations and warranties contained herein shall survive the date of this Warrant, the exercise of this Warrant (or any part hereof) and the termination or expiration of any rights hereunder. Each of the respective agreements of each of the Company and the Holder contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

14.  No Impairment of Rights. The Company will not, by amendment of its Charter
     -----------------------
or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this

Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against material impairment.

15.  Miscellaneous. This Warrant shall be governed by the laws of the State of
     -------------
Delaware, without giving effect to is principles of conflict of laws. The headings herein are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. The terms of this Warrant may not be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the Holder shall be delivered personally, sent by overnight courier or mailed by first class mail, postage prepaid, to the last address furnished to the Company in writing by the Holder, and if sent by overnight courier shall be deemed given one business day after deposit with such courier, and if mailed shall be deemed given three days after deposit in the United States mail.

ISSUED: ____________, 2000


                                   SIZZLER INTERNATIONAL, INC.

                                   By:________________________________
                                   Its:_______________________________

                                 Attachment 1

                         FORM OF EXERCISE SUBSCRIPTION
                         -----------------------------

                 (To be signed only upon exercise of Warrant)


To the Company:

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________________ (_____________) of the number of shares of Common Stock purchasable under this Warrant for an aggregate Exercise Price of ________________________ Dollars ($__________), and requests that a certificate(s) for such shares be issued in the name of, and delivered to, ____________________________________________________________ whose address is
_______________________________________________.

     The undersigned represents that it is acquiring such shares of Common Stock for its own account for investment purposes only and not with a view to or for sale in connection with any distribution thereof.


Dated: ___________________    _________________________________________________
                              Name of the Holder (must conform precisely to the name specified on the face of the Warrant)


                              _________________________________________________
                              Signature of authorized representative of the Holder

                              _________________________________________________
                              Print or type name of authorized representative


                              Address of the Holder:
                              _________________________________________________
                              _________________________________________________
                              _________________________________________________


                                 Attachment 1
                                 Page 1 of 1

                                 Attachment 2

                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED, _____________________________________________ hereby sells, assigns and transfers unto:

     Name:     __________________________________

     Address:  __________________________________



     Social Security or Tax Identification Number: ___________________

the right to purchase Common Stock represented by this Warrant to the extent of _____________ shares as to which such right is presently exercisable and does hereby irrevocably constitute and appoint _________________________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Dated: ___________________    __________________________________________________
                              Name of the Holder (must conform precisely to the name specified on the face of the Warrant)


                              _________________________________________________
                              Signature of authorized representative of the Holder

                              _________________________________________________
                              Print or type name of authorized representative


                                 Attachment 2
                                 Page 1 of 1